UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): March 31, 2023
POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8550 Mosley Road	Houston	Texas	77075-1180
(Address of principal executive offices)			(Zip Code)
(713) 944-6900
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	POWL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

As previously disclosed, on September 27, 2019, Powell Industries, Inc. (the “Company”), together with certain of its direct subsidiaries, entered into an Amended and Restated Credit Agreement (as amended, the “U.S. Revolver”) with the lenders party thereto, Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (“Bank of America”), and BofA Securities, Inc, as Sole Lead Arranger and Sole Bookrunner.

On March 31, 2023, the Company, together with certain of its direct subsidiaries, entered into a second amendment to the U.S. Revolver (the “Second Amendment”) with the lenders party thereto and Bank of America, as Administrative Agent, Swingline Lender, L/C Issuer and a Lender.

The Second Amendment amended the U.S. Revolver by, among other things, (i) increasing the amount of the revolving line of credit extended to the Company thereunder from $75,000,000 to $125,000,000, (ii) amending the interest rate spread (defined in the U.S. Revolver as the “Applicable Rate”) for amounts borrowed thereunder to a range from 0.00% to 2.00% depending on the type of loan and the Company’s consolidated net leverage ratio, (iii) amending the fee charged on the unused balance of the revolving line of credit to a range from 0.25% to 0.35% depending on the Company’s consolidated net leverage ratio, (iv) amending the financial covenant relating to the Company’s liquidity to require the maintenance of no less than $50,000,000 of liquidity and (v) amending certain terms related to the calculation of the Company’s consolidated net leverage ratio to provide that up to $50,000,000 may be deducted from the Company’s consolidated funded indebtedness, which is a component of the consolidated net leverage ratio, based on the lesser of the amount of letters of credit outstanding (not to be less than zero) and 50% of the Company’s available, unencumbered cash.

The foregoing description of the terms of the Second Amendment does not purport to be complete and is qualified in its entirety by the full text of the Second Amendment, a copy of which is filed herewith as Exhibit 10.1.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Second Amendment to Credit Agreement dated March 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWELL INDUSTRIES, INC.

Date: April 6, 2023
	By:	/s/ Michael W. Metcalf
Michael W. Metcalf
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)